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                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 1998





                              FIRST HAWAIIAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







        DELAWARE                        0-7949                   99-0156159
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

            999 BISHOP STREET                            96813
            HONOLULU, HAWAII                           (Zip Code)
(Address of Principal Executive Offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (808) 525-7000
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ITEM 5.  OTHER EVENTS

      First Hawaiian, Inc., a Delaware corporation (the "Company") and BancWest Corporation, a California corporation ("BancWest") and a wholly-owned subsidiary of Banque Nationale de Paris, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France ("BNP"), have entered into an Agreement and Plan of Merger, dated as of May 28, 1998 (the "Merger Agreement"), whereby BancWest will be merged with and into the Company, with the Company as the surviving entity (the "Merger"). As a result of the Merger, the outstanding shares of BancWest common stock (the "BancWest Common Stock") held by BNP will be cancelled and converted into approximately 25.9 million shares of a newly-created class of the Company's common stock, designated as "Class A Common Stock", which will constitute 45% of the aggregate outstanding voting power of the Company after the Merger. The Class A Common Stock (which generally may be owned only by BNP) will have the same rights and privileges generally as the Company's existing common stock, except that the Class A stockholders will be able to elect a number of directors proportionate to their equity interest in the Company. In connection with the Merger, the Company and BNP will also enter into related agreements, including a Standstill and Governance Agreement (the "Standstill Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement"). The Merger Agreement also contemplates that various amendments will be made to the Company's certificate of incorporation and by-laws in connection with the Merger in order to create the Class A Common Stock and a related class of directors and to provide for various governance and other matters contemplated by the Standstill Agreement and related arrangements between the parties.

      Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement by the Company's stockholders at a special meeting to be called for that purpose; (ii) receipt of requisite regulatory approvals from the Federal Reserve Board and other federal, state and foreign regulatory authorities; (iii) receipt of opinions as to the tax treatment of the Merger; and (iv) satisfaction of certain other conditions.

      The Standstill Agreement will, among other things, prohibit BNP from acquiring more than 45% of the total outstanding common stock of the Company for a period of four years following the consummation of the Merger (subject to certain exceptions). In addition, during this four-year period BNP will be prohibited from taking certain specified actions that could affect control of the Company. Following the fourth anniversary of the Merger, BNP will generally be permitted to acquire additional shares of the Company's common stock only pursuant to certain procedures specified in the Standstill Agreement, which provide that such purchases must be made only pursuant to an offer to acquire all of the outstanding shares that has been approved by the Company's board of directors, including its independent directors. BNP will also continue to be subject to certain limitations on actions that could otherwise affect control of the Company. All of the foregoing restrictions are subject to early termination in certain limited circumstances.

      The Standstill Agreement also imposes certain restrictions on the transfer by BNP of its shares of Class A Common Stock, including, among other things: (i) a complete restriction on transfer of shares for
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the first eighteen months following the closing (except for transfers to affiliates), (ii) various limitations on transfers thereafter, and (iii) in some circumstances, a right of first refusal in favor of the Company. In most circumstances, the Class A Common Stock will convert into shares of ordinary common stock upon transfer by BNP to an unrelated third party.

      The Registration Rights Agreement grants to BNP the right, under certain circumstances and subject to certain conditions, to require the Company to register its shares under the Securities Act of 1933. Beginning two years after closing, BNP will have the right, on up to five occasions, to demand that the Company register its Class A Common Stock under the Securities Act, so long as the shares BNP wishes to register represent between 2% and 25% of the aggregate voting power of the Company at the time. In addition, starting two years after the closing, BNP will have the right to "piggyback" on registrations by the Company, so long as the number of piggyback and demand registrations that BNP makes in any twelve-month period does not exceed three.

      The Company intends to hold a meeting (the "Meeting") on May 29, 1998, with analysts and others with respect to the Merger. At the Meeting, certain financial and other information relating to the Merger is to be presented (the "Presentation Materials"). The Company's press release related to the Merger issued May 28, 1998 (the "Press Release") and the Presentation Materials contain, among other things, certain forward-looking statements regarding each of the Company, BancWest and the combined company following the Merger, including statements relating to cost savings, enhanced revenues and accretion to earnings that may be realized from the Merger, and certain restructuring charges expected to be incurred in connection with the Merger. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the Company's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger may not be fully realized or realized within the expected time frame; (2) revenues following the Merger may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the Merger may be greater than expected; (3) competitive pressures among depository and other financial services institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of the Company and BancWest may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either internationally or nationally or in the states or regions in which the combined company will be doing business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; and (7) legislative or regulatory changes may adversely affect the businesses in which the combined company will be engaged. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the Company's 1997 Annual Report on Form 10-K and may be included in subsequent reports filed by the Company with the Securities and Exchange Commission.
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      The Press Release and a copy of the visual portion of the Presentation
Materials, substantially in the form intended to be presented at the Meeting, are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

                  (c)  Exhibits.

                  (99)(a)--Press Release.

                  (99)(b)--Presentation Materials.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST HAWAIIAN, INC.

Dated:  May 28, 1998                       By:/s/ Howard H. Karr
                                              ----------------------------------
                                           Name:  Howard H. Karr
                                           Title: Executive Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer
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                                  EXHIBIT INDEX

Exhibit No.                Description

99(a)                      Press Release.

99(b)                      Presentation Materials.